UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2016

Headwaters Incorporated

(Exact name of registrant as specified in its charter)

Delaware	1-32459	87-0547337
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

10701 South River Front Parkway, Suite 300
South Jordan, UT	84095
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 984-9400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This report contains forward-looking statements relating to Headwaters’ operations that are based on management’s current expectations, estimates and projections about the industries in which Headwaters operates. Words such as “may,” “should,” “anticipates,” “expects,” “intends,” “plans,” “targets,” “forecasts,” “projects,” “believes,” “seeks,” “schedules,” “estimates,” “budgets,” “goals,” “outlook” and similar expressions are intended to help identify such forward-looking statements. Forward-looking statements include Headwaters’ expectations as to the managing and marketing of coal combustion products, the production and marketing of building products, the sales to oil refineries of residue hydrocracking catalysts, the development, commercialization, and financing of new products and other strategic business opportunities and acquisitions, and other information about Headwaters which are not purely historical by nature, including those statements regarding Headwaters’ future business plans, the operation of facilities, the availability of feedstocks, and the marketability of the coal combustion products, building products and catalysts. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and other factors, many of which are beyond the Company’s control and are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. The reader should not place undue reliance on these forward-looking statements, which speak only as of the date of this report. Unless legally required, Headwaters undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Among the important factors that could cause actual results to differ materially from those in the forward-looking statements are: changing feedstock and energy prices; actions of competitors or regulators; technological developments; potential disruption of the Company’s production facilities, transportation networks and information technology systems due to war, terrorism, malicious attack, civil accidents, political events, civil unrest or severe weather; potential environmental liability or product liability under existing or future laws and litigation; potential liability resulting from other pending or future litigation; changed accounting rules under generally accepted accounting principles promulgated by rule-setting bodies; and the factors set forth under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K, quarterly reports on Form 10-Q and other periodic reports. In addition, such results could be affected by general domestic and international economic and political conditions and other unpredictable or unknown factors not discussed in this report which could have material adverse effects on forward-looking statements.

Item 1.01.                                        Entry into a Material Definitive Agreement.

On August 1, 2016, Headwaters Incorporated (the “Company”) entered into an asset purchase agreement (the “Purchase Agreement”) with Headwaters Windows, LLC, a Utah limited liability and wholly-owned subsidiary of the Company (“Headwaters Windows”), Krestmark Industries, L.P., a Texas limited partnership, Crest Vinyl Extrusions, LLC, a Texas limited liability company and Legacy Vinyl Windows, LP, a Texas limited partnership (each a “Seller” and collectively “Krestmark” or the “Sellers”) and William E. Robinson (“Owner”).  Krestmark is a leading manufacturer of vinyl windows.  Pursuant to the terms of the Purchase Agreement, Headwaters Windows will acquire substantially all of the Sellers’ assets for a purchase price of $240 million, subject to certain adjustments.  The Company will guarantee the payment of all monetary obligations of Headwaters Windows under the terms of the Purchase Agreement.

The obligations of the parties to consummate the transactions set forth in the Purchase Agreement are subject to certain specified closing conditions, including the expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and any other applicable antitrust laws, the Company having obtained financing on terms substantially similar to those provided for in the commitment letter discussed herein, and other customary closing conditions, including the accuracy of each party’s representations and warranties and each party’s compliance with its obligations and covenants under the Purchase Agreement.

The Company has received a debt financing commitment from Deutsche Bank AG New York Branch and Deutsche Bank Securities Inc. (collectively, “Deutsche Bank”) for the purpose of financing the acquisition under the Purchase Agreement and refinancing certain existing indebtedness, in the form of up to $350 million of incremental term loans under the Term B Loan Agreement (defined below), $240 million of which will be provided on a committed basis (and the balance of which is being provided on an uncommitted basis), on the terms and subject to the conditions set forth in the commitment letter.  In addition to the above conditions to closing, the Company is not required to consummate the acquisition under the Purchase Agreement until after completion of a marketing period related to its debt financing.  The marketing period will not begin until receipt of customary required information. The obligations of Deutsche Bank under the Company’s debt financing commitment are subject to a number of customary conditions. The Company’s debt financing commitment will terminate upon the earlier of the termination of the Purchase Agreement in accordance with its terms or October 1, 2016.

On August 1, 2016, the Company also amended its $70 million asset based loan credit facility (the “ABL”) by entering into the Twelfth Amendment to Loan and Security Agreement and Eighth Amendment to Guaranty and Security Agreement (the “ABL Amendment”) by and among the Company, certain of its subsidiaries and certain lenders named therein.  The ABL Amendment permits the Company to (i) consummate the transactions under the Purchase Agreement, (ii) incur additional indebtedness under the Company’s existing Term Loan Agreement dated as of March 24, 2015, among certain parties thereto as lenders and Deutsche Bank AG New York Branch, as administrative agent (as amended, the “Term B Loan Agreement”), in order to finance the Asset Purchase, and (iii) make any other changes to the ABL necessary or helpful to implement the foregoing.

The foregoing descriptions of the Purchase Agreement and ABL Amendment are qualified in their entirety by the full text of the same, which are attached hereto as Exhibits 2.1 and 4.9.12, respectively, and are incorporated herein by reference.

Item 2.02.                                        Results of Operations and Financial Condition.

On August 2, 2016, we issued our 2016 third quarter earnings press release. A copy of that press release is attached hereto as Exhibit 99.1. The information in Item 2.02 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 2.02 of this Current Report, including Exhibit 99.1 attached hereto, shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

2.1                                                                               Asset Purchase Agreement between Krestmark Industries, L.P., et. al. and Headwaters dated as of August 1, 2016

4.9.12                                                              Twelfth Amendment to Loan and Security Agreement and Eighth Amendment to Guaranty and Security Agreement, dated as of August 1, 2016 among Headwaters, certain Headwaters subsidiaries and certain lenders named therein

99.1                                                                        Press release announcing Headwaters’ financial results for the quarter ended June 30, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:                  August 2, 2016

HEADWATERS INCORPORATED
(Registrant)

By:	/s/ Kirk A. Benson
Kirk A. Benson
Chief Executive Officer
(Principal Executive Officer)